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                                                                      EXHIBIT B

                    EMPLOYEE NON-QUALIFIED STOCK OPTION AGREEMENT


         NON-QUALIFIED STOCK OPTION AGREEMENT, dated as of the ________ day of ________, 1998, by and between Lamonts Apparel, Inc., a Delaware corporation (the "Company"), and ________, [an employee, consultant or director] of the Company or any Subsidiary or Affiliates of the Company
(the "Optionee").

         Pursuant to the Lamonts Apparel, Inc. 1998 Stock Option Plan, (the "Plan"), the Committee has determined that the Optionee is to be granted a Non-Qualified Stock Option (the "Option") to purchase shares of the Company's common stock, par value $.01 per share (the "Stock"), on the terms and conditions set forth herein, and hereby grants such Option. It is intended that the Option not constitute an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
 Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

         1. NUMBER OF SHARES AND OPTION PRICE. The Option entitles the Optionee to purchase:

         (1) [X] shares of Stock (the "Basic Option Shares"), at a price (the "Basic Option Price") of $1.00 per share, which is not less than the par value of the Option Shares as of the date hereof;

         (2) [X - 0.244813] shares of Stock (the "Option I Shares"), at a price (the "Option I Price") of $.01 per share; and

         (3) [X - 0.088915] shares of Stock (the "Option II Shares"), at a price (the "Option II Price") of $.01 per share.

         2. PERIOD OF OPTION. The term of the Option and of this Option Agreement shall commence on the date hereof (the "Date of Grant") and, unless the Option is previously terminated pursuant to this Option Agreement, shall terminate no later than the expiration of ten years from the Date of Grant. Upon termination of the Option, all rights of the Optionee hereunder shall cease.

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         3.  CONDITIONS OF EXERCISE.

         (1) Subject to the provisions of paragraphs (b) and (c) of this
Section 3, the Option may be exercised

             (A) with respect to 50% of the Basic Option Shares, the Option I Shares and the Option II Shares, as of the Date of Grant;

             (B) with respect to 75% of the Basic Option Shares, the Option I Shares and the Option II Shares, as of the first anniversary of the Date of Grant; and

             (C) with respect to 100% of the Basic Option Shares, the Option I Shares and the Option II Shares, as of the second anniversary of the Date of Grant.

         (2) Notwithstanding the foregoing, (i) the Option may not be exercised with respect to the Option I Shares prior to the first date on which the Aggregate Equity Trading Value equals or exceeds $20,000,000, (ii) the Option may not be exercised with respect to the Option II Shares prior to the first date on which the Aggregate Equity Trading Value equals or exceeds $25,000,000 and (iii) the number of Option I Shares and Option II Shares which may be purchased by the Optionee upon exercise of the Option shall bear the same proportion (based on the total number of Option I Shares and Option II Shares that the Optionee is entitled to purchase upon exercise of the Option as originally granted) to the number of Basic Option Shares that have been purchased by the Optionee (based on the total number of Basic Option Shares the Optionee is entitled to purchase upon exercise of the Option as originally granted).

         (3) The right of the Optionee to purchase shares with respect to which this Option has become exercisable as herein provided may be exercised in whole or in part at any time or from time to time up to ten years from the Date of Grant, but only during the period and to the extent in which such Option remains exercisable as herein provided.

         4. NONTRANSFERABILITY OF OPTION. The Option and this Option Agreement shall not be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order," as defined in

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the Employee Retirement Income Security Act of 1974; and the Option may be
exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee's legal representative.

         5. ANTI-DILUTION ADJUSTMENTS. If any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Optionees under the Plan, then the Committee shall make such equitable changes or adjustments as are reasonably necessary or appropriate to any or all of (i) the number and kind of shares of Stock that may thereafter be issued in connection with Options, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Options, and (iii) the grant or exercise price relating to any Option.

         6. TERMINATION BY DEATH. If the Optionee's employment with the Company or any Subsidiary of the Company terminates by reason of death, the Option may thereafter be exercised by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, but only to the extent the Option is exercisable at the time of death, for a period of twelve (12) months or until the expiration of the stated term of such Option, whichever period is shorter.

         7. TERMINATION BY REASON OF DISABILITY. If the Optionee's employment with the Company or any Subsidiary of the Company terminates by reason of disability, the Option may thereafter be exercised, but only to the extent exercisable at the time of such termination, for a period of twelve
(12) months from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is shorter; PROVIDED, HOWEVER, that if the Optionee dies within such twelve-month period and prior to the expiration of the stated term of the Option, the Option may thereafter be exercised, but only to the extent exercisable at the time of termination for disability, for a period of twelve (12) months from the date of death or until the expiration of the stated term of the Option.

         8. OTHER TERMINATION. If the Optionee's employment with the Company or any Subsidiary of the Company terminates for any reason other than death or disability, the Option may be exercised, but only to the extent exercisable at the time of such termination, until the earlier to occur of
(A) three (3) months from the date of such termination or (B) the expiration of the term of the Option.

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         9.  NOTICES.  Any notice required or permitted under this Option
Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee either at the Optionee's address hereinbelow set forth or such other address as the Optionee may designate in writing to the Company, or to the Company: Attention: Debbie Brownfield (or her designee), at the Company's address or such other address as the Company may designate in writing to the Optionee.

        10. FAILURE TO ENFORCE NOT A WAIVER. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

        11. GOVERNING LAW. This Option Agreement shall be governed by and construed according to the laws of the State of Delaware without regard to its principles of conflict of laws.

        12. INCORPORATION OF PLAN. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement are subject to all terms and conditions of the Plan.

        13. AMENDMENTS. This Option Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

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         IN WITNESS WHEREOF, the parties have executed this Option Agreement on the day and year first above written.

                                          LAMONTS APPAREL, INC.


                                          By:
                                              -----------------------------
                                              Name:
                                              Title:


                                          The undersigned hereby accepts and
                                          agrees to all the terms and provisions
                                          of the foregoing Option Agreement and
                                          to all the terms and provisions of the
                                          Plan herein incorporated by reference.


                                          ---------------------------------
                                                      Optionee


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                                          ---------------------------------
                                                      Address


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